Accounts receivable	12 Months Ended
Dec. 31, 2016
Accounts Receivable, Net, Current [Abstract]
Accounts receivable
Accounts receivable
Accounts receivable are presented net of allowances for doubtful accounts. There was a $242.3 million provision related to allowances for doubtful accounts as of December 31, 2016. There were no provisions related to allowances for doubtful accounts as of December 31, 2015.
The Company did not recognize any bad debt expense in 2016, 2015 or 2014, but has instead reduced contract revenues for any disputed amounts. The $242.3 million reduction in contract revenue in 2016 primarily related to amounts in dispute with Tullow relating to the drilling contract for the West Leo.